UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 18, 2009


                           TEEN EDUCATION GROUP, INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-147045                26-032648
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             6767 W. Tropicana Ave.
                                    Suite 207
                               Las Vegas, NV 89103
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (702) 248-1027
               __________________________________________________
               Registrant's telephone number, including area code


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 18, 2009, the sole director of the Company, by written consent, selected Gabor Szabo to be a member of the Board of Directors.

Gabor B. Szabo is a member of the BUDAPEST BAR ASSOCIATION since 1992 and has served as its the President. He is a legal practitioner with professional experience in the United States, United Kingdom and Italy. He specializes in corporate laws, international tax planning, offshore fiduciary and management and also advises on foreign collaborations, joint ventures and acquisitions in Hungary. Before starting his own law practice, Dr. Szabo worked as a legal expert of the Hungarian Government and participated in several double tax and investment protection treaty negotiations. He is the managing partner of the LAW OFFICES OF DR. GABOR B. SZABO & PARTNERS and main shareholder OF CONSULTORG KFT, one of the very first Hungarian company management service providers. Dr. Szabo collaborates with numerous international tax professionals, asset management service providers and various European commercial and private banks. He is also an active member of the INTERNATIONAL TAX PLANNING ASSOCIATION (ITFA) ASIAN OFFSHORE ASSOCIATION (AOA) and some other professional organizations. He is also a regular speaker of international tax planning conferences and being a regular correspondent member of the "International Bureau of Offshore Investment," the leading magazine of offshore professionals.

The following table sets forth the ownership for each class of equity securities of the Company owned beneficially and of record by the two directors (and officers) of the Company:

                  Name and
                  Address of                 Amount and
                  Beneficial                 Nature of        Percent
Title of Class       Owner                   Ownership (*)    of Class
______________________________________________________________________

Common            Robert L. Wilson            2,000,000          89%
                  70707 Frank Sinatra Drive
                  Unit 59
                  Rancho Mirage, CA 90067

                  Gabor Szabo                         0           0
                  2nd Floor, No. 6
                  Becsi ut 52
                  Budapest
                  Hungary  H-1036


Common            All Officers and            2,000,000          89%
                  Directors as a Group
                  (Two [2] individuals)

          (*)  Record and Beneficial Ownership


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


There are currently no arrangements that would result in a change in our control.

None of the Company's officers and/or directors receives any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. As of the date of this report, we have no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with us. Robert Wilson and Dr. Gabor Szabo, and each of them, have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations or after we have generated revenues from the acquisition of another business opportunity. The current financial crisis has had an adverse effect on our ability to attract students to our financial literacy and money management educational program. We are currently inactive and we will remain inactive until such time as the economy starts to improve. We may also seek out other business opportunities.

We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2009


                                    TEEN EDUCATION GROUP, INC.



                                    By: /s/ ROBERT L. WILSON
                                        __________________________
                                            Robert L. Wilson
                                            President and Director


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